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                                                             EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-64805) of Lone Star Technologies, Inc. of our report dated January 23, 1997 appearing elsewhere in this Form 10-K.


                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP
                                                Dallas, Texas
                                                February 20, 1997